UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

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ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

265 Turner Drive

Durango, Colorado 81303

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 8, 2013

To Our Shareholders:

The 2013 Annual Meeting of Shareholders of Rocky Mountain Chocolate Factory, Inc. (the “Company”) will be held on Thursday, August 8, 2013, at 10:00 a.m. (local time), at The Doubletree Hotel, 501 Camino Del Rio, Durango, Colorado 81301 for the following purposes:

1.	To elect six directors to serve until the 2014 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

2.	To ratify the appointment of EKS&H LLLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014.

3.	To hold an advisory vote to approve the compensation of our named executive officers, as described in the Proxy Statement.

4.	To hold an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers.

5.	To approve an amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan.

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only record holders of the Company’s common stock at the close of business on June 17, 2013 will be entitled to notice of, and to vote at, the meeting or any adjournments thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on August 8, 2013.

This Proxy Statement and our Annual Report to Shareholders are available at: www.edocumentview.com/RMCF

On or about June 28, 2013, we will mail our shareholders a notice containing instructions on how to access the Proxy Statement and our 2013 Annual Report on Form 10-K via the Internet and to vote online. The notice also provides instructions on how shareholders can request a paper copy of these documents and enroll in e-delivery to receive future proxy materials via email.

Each shareholder, even if he or she now plans to attend the meeting, is requested to submit his or her proxy as soon as possible. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

By order of the Board of Directors,

By:	/s/ Tracy D. Wojcik
Tracy D. Wojcik
Secretary

Durango, Colorado

June 28, 2013

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

265 Turner Drive

Durango, Colorado 81303

PROXY STATEMENT

2013 Annual Meeting of Shareholders – August 8, 2013

SOLICITATION AND REVOCABILITY OF PROXIES

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Rocky Mountain Chocolate Factory, Inc. (the “Company”, “we”, “our” or “us”) for use only at the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, August 8, 2013, at 10:00 a.m. (local time), at The Doubletree Hotel, 501 Camino Del Rio, Durango, Colorado 81301.

Each shareholder, even if he or she now plans to attend the meeting, is requested to promptly submit his or her proxy and voting instructions as soon as possible. Any shareholder of record present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

A Notice of Internet Availability of Proxy Materials, which includes instructions about how to access this Proxy Statement, our 2013 Annual Report on Form 10-K and the proxy card, is first being sent to our shareholders on or about June 28, 2013. A person giving his or her proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by (1) re-submitting his or her vote online, (2) delivering written notice of revocation to our Secretary at our principal offices at 265 Turner Drive, Durango, Colorado 81303, (3) duly executing and delivering a proxy for the Annual Meeting bearing a later date, or (4) if a record holder of our common stock, voting in person at the Annual Meeting.

We will bear the cost of this solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our common stock, par value $0.03 per share (the "Common Stock"). In addition, our officers, directors and other regular employees, without additional compensation, may solicit proxies by mail, email, personal interview, telephone or other electronic transmission.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on August 8, 2013

This Proxy Statement and our 2013 Annual Report on Form 10-K are available on the internet at www.edocumentview.com/RMCF.

VOTING SECURITIES

The close of business on June 17, 2013 has been fixed as the record date for the determination of record holders of our Common Stock entitled to notice of, and to vote at, the Annual Meeting. On the record date, 6,089,522 shares of our Common Stock were outstanding and eligible to be voted at the Annual Meeting.

For each share of our Common Stock held on the record date, a shareholder is entitled to one vote on all matters to be voted on at the Annual Meeting, except the election of directors.

Shareholders have cumulative voting rights in the election of directors (Proposal 1), and there is no condition precedent to the exercise of those rights. Under cumulative voting, each shareholder is entitled to as many votes as shall equal the number of his or her shares of our Common Stock multiplied by six, the number of directors to be elected, and he or she may cast all of those votes for a single nominee or divide them among any two or more nominees as he or she sees fit. It is the intention of the proxy holders to exercise voting rights in order to elect the maximum number of nominees named below. An instruction on the proxy to withhold authority to vote for any nominee will be deemed an authorization to vote cumulatively for the remaining nominees, unless otherwise indicated.

With respect to the proposal for ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending February 28, 2014 (Proposal 2), the advisory vote to approve the compensation of our named executive officers (Proposal 3), and the vote to approve the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (Proposal 5), shareholders may vote “FOR,” ”AGAINST” or ”ABSTAIN.” With respect to the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers (Proposal 4), shareholders may vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “ABSTAIN.” If you vote your shares without providing specific instructions regarding Proposals 2, 3, 4 or 5, your shares will be voted “FOR” Proposals 2, 3 and 5, and “THREE YEARS” for Proposal 4.

VOTING PROCEDURES

The vote required for the election of directors (Proposal 1) is a plurality of the shares of our Common Stock present or represented by proxy at the meeting and entitled to vote thereon, provided a quorum is present. Withhold votes will have no effect on the outcome of this proposal.

The vote required for the ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending February 28, 2014 (Proposal 2), the approval of the advisory vote to approve the compensation of our named executive officers (Proposal 3), the approval of the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (Proposal 5), and the approval of any other item to be acted upon at the Annual Meeting (other than Proposal 4), is the affirmative vote of a majority of the shares of our Common Stock entitled to vote on the matter and present or represented by proxy at the Annual Meeting, provided a quorum is present. Abstentions will have the effect of voting against this proposal.

With respect to Proposal 4, the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers, we will consider the alternative receiving the greatest number of votes – one year, two years or three years – to be the frequency that shareholders recommend. Abstentions will have no effect on the outcome of this proposal.

A quorum is established by the presence, in person or by proxy, at the Annual Meeting of the holders of a majority of the issued and outstanding shares of our Common Stock that are entitled to vote.

Brokers who hold shares in street name have discretionary authority to vote on certain “routine” items even if they have not received instructions from the persons entitled to vote such shares. However, brokers do not have authority to vote on “non-routine” items without such instructions. Such “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares) are counted as present and entitled to vote for purposes of determining whether a quorum is present but are not considered entitled to vote on any non-routine matter to be acted upon. For matters requiring the affirmative vote of a plurality of the shares of our Common Stock present or represented at the Annual Meeting, such as the election of directors, broker non-votes would have no effect on the outcome of the vote. For matters requiring the affirmative vote of a majority of the shares of our Common Stock present or represented at the Annual Meeting and entitled to vote, broker non-votes would not be counted as among the shares entitled to vote with respect to such matters. Thus, the effect of any broker non-votes with respect to such matters would be to reduce the number of affirmative votes required to approve the proposals and the number of negative votes required to block such approval.

Shareholders are not entitled to any rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting, because, pursuant to Colorado law, the matters to be acted upon do not give rise to any such dissenters’ rights.

Shareholders may vote their proxy on the internet at www.edocumentview.com/RMCF.

BOARD RECOMMENDATIONS

Our Board of Directors' recommendation is set forth together with the description of each proposal. In summary, our Board of Directors recommends a vote:

●	FOR the election of each of the director nominees (see Proposal 1);

●	FOR the ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending February 28, 2014 (see Proposal 2);

●	FOR the advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement (see Proposal 3);

●	THREE YEARS for the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers (see Proposal 4); and

●	FOR the approval of the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (see Proposal 5).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of June 1, 2013, with respect to the shares of Common Stock beneficially owned (i) by each person known to us to be the beneficial owner of more than 5% of our Common Stock, (ii) by each director or nominee for election as a director and each executive officer named in the 2013 Summary Compensation Table below and (iii) by all of our directors and executive officers as a group. As of June 1, 2013, 6,080,290 shares of our Common Stock were outstanding.

The number of shares beneficially owned includes shares of our Common Stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days of June 1, 2013 through the exercise of options, vesting of restricted stock units, or through the conversion of another security. For purposes of calculating each person’s or group’s percentage ownership, shares of our Common Stock issuable upon the exercise of options, vesting of restricted stock units or through conversion of another security within 60 days of June 1, 2013 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.

Unless otherwise indicated, the address for each director and executive officer listed below is C/O Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
5% Stockholders:
FMR LLC	496,882	(1)	8.17%

Directors and Executive Officers:
Franklin E. Crail	692,851	(2)	11.40%
Clyde Wm. Engle	6,234	(3)	*
Bryan J. Merryman	118,365	(3) (4)	1.93%
Edward L. Dudley	63,896	(3)	1.05%
Gerald A. Kien	44,700	(3)	*
Lee N. Mortenson	3,234	(3)	*
Jay B. Haws	75,070	(3)	1.23%
Gregory L. Pope	111,795	(3) (5)	1.82%

Scott G. Capdevielle	11,690	(3)	*
All executive officers and directors as a group (12 persons)	1,181,505	(6)	19.39%

*Less than 1%

(1)

Based solely on the information contained in a filing on Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2013. The address of FMR LLC is 82 Devonshire Street, Boston, MA 02109.

(2)	Shares beneficially owned include 33,000 shares that have been pledged by Mr. Crail as collateral on a loan for an immediate family member.

(3)

Shares beneficially owned include shares that these persons have the right to acquire within 60 days of June 1, 2013 through the exercise of options or settlement of restricted stock units as follows: Mr. Mortenson - 3,234 shares, Mr. Kien - 3,234 shares, Mr. Engle - 3,234 shares, Mr. Capdevielle - 3,234 shares, Mr. Dudley – 22,050 shares, Mr.Merryman – 35,280 shares, Mr. Haws – 22,050 shares and Mr. Pope – 44,100 shares.

(4)	Shares beneficially owned by Mr. Merryman are pledged as security of a margin loan of approximately $250,000.

(5)	Shares beneficially owned include 39,126 shares held in margin accounts by Mr. Pope.

(6)

Shares beneficially owned include 189,736 shares that our executive officers and directors as a group have the right to acquire within 60 days of June 1, 2013 through the exercise of options or settlement of restricted stock units.

PROPOSAL 1. ELECTION OF DIRECTORS

Nominees

Our Amended and Restated Bylaws (“Bylaws”) provide for no fewer than three or more than nine directors. The Board of Directors by resolution has previously fixed the current number of directors at six. Directors are elected for one year terms. Six directors will be elected at the Annual Meeting.

Upon recommendation of the Nominating Committee, the Board of Directors has nominated Messrs. Crail, Merryman, Kien, Mortenson, Engle and Capdevielle for re-election as directors. Proxies will be voted, unless authority to vote is withheld by the shareholder, FOR the election of Messrs. Crail, Merryman, Kien, Mortenson, Engle and Capdevielle to serve until the 2014 Annual Meeting of Shareholders and until the election and qualification of their respective successors. If any such nominee shall be unable or shall fail to accept nomination or election by virtue of an unexpected occurrence, proxies may be voted for such other person or persons as shall be determined by the proxy holders in their discretion. Shareholders may not vote for more than six persons for election as directors at the Annual Meeting.

Set forth below is certain information concerning each nominee for election as a director:

Name	Positions With Company	Age	Director Since
Franklin E. Crail	Chairman of the Board, Chief Executive Officer and President	71	1982
Bryan J. Merryman	Chief Operating Officer, Chief Financial Officer, Treasurer and Director	52	1999
Gerald A. Kien	Director	81	1995
Lee N. Mortenson	Director	77	1987
Clyde Wm. Engle	Director	70	2000
Scott G. Capdevielle	Director	47	2009

The Board of Directors believes that our current directors, as a whole, provide the diversity of experience and skills necessary for a well-functioning board. All of our directors have substantial senior executive level experience. The Board of Directors values highly the ability of individual directors to contribute to a constructive board environment and the Board of Directors believes that the current board members, collectively, perform in such a manner. Set forth below is a more complete description of each director’s background, professional experiences, qualifications and skills.

Franklin E. Crail. Mr. Crail co-founded the first Rocky Mountain Chocolate Factory store in May 1981. Since our incorporation in November 1982, he has served as our Chief Executive Officer, President and as a director, and, from September 1981 to January 2000, he served as our Treasurer. He was elected Chairman of the Board in March 1986. Prior to founding the Company, Mr. Crail was co-founder and President of CNI Data Processing, Inc., a software firm which developed automated billing systems for the cable television industry. Mr. Crail currently serves as a director for U-Swirl, Inc. (“U-Swirl”), an operator and franchisor of self-serve frozen yogurt cafes, of which we own a 60% controlling interest. As our Chief Executive Officer, President and director since 1982, Mr. Crail brings his leadership, extensive experience and knowledge of the Company, the industry, our customers and the investment community to the Board of Directors.

Bryan J. Merryman. Mr. Merryman joined us in December 1997 as Chief Financial Officer and Vice President - Finance. Since April 1999, Mr. Merryman has also served as our Chief Operating Officer and as a director, and since January 2000, as our Treasurer. From January 1997 to December 1997, Mr. Merryman was a principal in Knightsbridge Holdings, Inc., a leveraged buyout firm. Mr. Merryman also served as Chief Financial Officer of Super Shops, Inc., a retailer and manufacturer of after-market auto parts, from July 1996 to November 1997, and prior to July 1996, was employed for more than eleven years by Deloitte & Touche LLP, most recently as a Senior Manager. Mr. Merryman currently serves as a director of U-Swirl. Mr. Merryman’s extensive operational, accounting and financial expertise, along with his extensive knowledge of our business and broad industry expertise, provides significant value and insights to the Board of Directors.

Gerald A. Kien. Mr. Kien has served on our Board of Directors since August 1995. He retired in 1995 from his positions as President and Chief Executive Officer of Remote Sensing Technologies, Inc., a subsidiary of Envirotest Systems, Inc., a company engaged in the development of instrumentation for vehicle emissions testing located in Tucson, Arizona. Mr. Kien has served as a director and as Chairman of the Executive Committee of Sun Electric Corporation since 1980 and as Chairman, President and Chief Executive Officer of Sun Electric until retirement in 1993. Mr. Kien’s extensive executive and board experience is invaluable to the Board of Directors in its oversight role of management, business strategy and operations of our company.

Lee N. Mortenson. Mr. Mortenson has served on our Board of Directors since 1987. Mr. Mortenson has been engaged in consulting and investment activities since July 2000 and was a Managing Director of Kensington Partners, LLC, a private investment firm, from June 2001 to April 2006. Mr. Mortenson has been President and Chief Executive Officer of Newell Resources LLC since 2002 providing management consulting and investment services. Mr. Mortenson served as President, Chief Operating Officer and a director of Telco Capital Corporation, a manufacturing and real estate company, from January 1984 to February 2000. He was President, Chief Operating Officer and a director of Sunstates Corporation, a manufacturing and real estate company, from December 1990 to February 2000. Mr. Mortenson was a director of Alba-Waldensian, Inc., an apparel and medical device manufacturing company, from 1984 to July 1999, and also served as its President and Chief Executive Officer from February 1997 to July 1999. Mr. Mortenson currently serves as a director of U-Swirl. Mr. Mortenson’s manufacturing experience and investment expertise provides valuable insight to the Board of Directors with respect to our manufacturing operations and financial success.

Clyde Wm. Engle. Mr. Engle has served on our Board of Directors since January 2000, and previously from December 1987 to August 1995. Mr. Engle is currently the Chairman of the Board of Directors, President and Chief Executive Officer of Lincolnwood Bancorp, Inc. (formerly known as GSC Enterprises, Inc.). Lincolnwood Bancorp, Inc. owned the Bank of Lincolnwood until June 2009 when the Bank of Lincolnwood came under control of the Federal Deposit Insurance Corporation (“FDIC”). Mr. Engle currently serves as a director of U-Swirl. Mr. Engle’s extensive executive and board experience brings governance, investment and strategic expertise to the Board of Directors.

Scott G. Capdevielle. Mr. Capdevielle has served on our Board of Directors since June 2009. Mr. Capdevielle founded and has served as President, Chief Executive Officer and a member of the Board of Directors of Syndicom, Inc., a software and consulting company, since 2000. Prior to founding Syndicom, Inc., from 1999 to 2000, Mr. Capdevielle was Chief Executive Officer and founder of Untv, Inc., a company pioneering user-generated web video and distribution on the Internet. From 1995 to 1999, Mr. Capdevielle founded and held the position of Chief Technical Officer and a member of the Board of Directors of Andromedia Corporation, a developer of web analytics software to Fortune 1000 companies prior to its sale to Macromedia, Inc. Mr. Capdevielle has been engaged in the software industry since 1993 and has served on several advisory boards and Board of Directors of technology companies from 1994 to present. He is currently a partner in Incas, LLC, a seed stage investment company focused in the medical device industry. Mr. Capdevielle also currently serves as a director of U-Swirl. Mr. Capdevielle’s extensive executive and board experience brings operational, investment, strategic, technology and industry expertise to the Board of Directors.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that the shareholders vote FOR the election of the six nominees named above.

Information Regarding Corporate Governance, the Board of Directors and Executive Officers

Nasdaq Listing Rules require that a majority of the Board of Directors must be comprised of independent directors. The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson, Clyde Wm. Engle, and Scott G. Capdevielle are each independent directors as defined in the Nasdaq Listing Rules.

During fiscal year 2013, our Board of Directors held five meetings. Each director attended 100% of the aggregate of (i) the total number of meetings of the Board of Directors held and (ii) the total number of meetings held by all committees of the Board on which he served. Although we encourage our directors to attend the Annual Meeting, we do not have a formal policy regarding directors’ attendance at the Annual Meeting. Mr. Crail and Mr. Merryman attended the 2012 annual meeting of shareholders.

No family relationships exist between any director or executive officer and any other of our directors or executive officers.

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. In addition, in accordance with Nasdaq Listing Rules, we have adopted a Code of Conduct applicable to all our officers, directors and employees. The text of the Code of Ethics and the Code of Conduct is posted on our website at www.rmcf.com. If we waive, or implicitly waive, any material provision of the codes, or substantively amend the codes, we will disclose that fact on our website within four business days.

Board Leadership Structure and Role in the Oversight of Risk Management

Since we were founded in 1981, we have employed a traditional board leadership model, with our Chief Executive Officer also serving as Chairman of our Board of Directors. We believe this traditional leadership structure benefits us. A combined Chairman/Chief Executive Officer role helps provide strong, unified leadership for our management team and Board of Directors. Furthermore, our customers, suppliers and other business partners have always viewed our Chairman/Chief Executive Officer as a visionary leader in our industry, and we believe that having a single leader is good for our business. Accordingly, we believe a combined Chairman/Chief Executive Officer position is the best governance model for our company and our shareholders at this time. The Board of Directors has not specifically designated any director as a lead independent director.

Our Board of Directors oversees our risk management activities and implements its risk oversight functions through delegation to its committees. The Audit Committee is responsible for overseeing our financial reporting processes and systems of internal controls regarding finance and accounting and certain other risk management functions as are delegated to the Audit Committee by the Board of Directors. The Audit Committee provides a forum for communication among the Board of Directors, the independent auditors and our financial and senior management to facilitate open dialogue and promote effective risk management within our company. In addition, the Audit Committee oversees our whistleblower/complaint procedures for accounting and auditing matters, which procedures provide that complaints or reports of suspected fraud, deficiencies or noncompliance relating to any accounting, internal controls or auditing matters should be promptly reported on an anonymous basis in writing to the chair of our Audit Committee. Similarly, under our Code of Ethics for senior financial officers, persons who become aware of suspected violations of the Code of Ethics are encouraged to report such suspected violations promptly to the chair of the Audit Committee. Under these policies, the Audit Committee monitors, investigates and makes determinations and recommendations for action to the Board of Directors as a whole with respect to suspected violations. The Compensation Committee oversees risks relating to our compensation plans and programs. The Compensation Committee has reviewed and considered our compensation policies and programs in light of the Board’s risk assessment and management responsibilities and will do so in the future on an annual basis. The Compensation Committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

The Board of Directors and its committees encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its planning process.

Committees and Meetings

The Board of Directors has a standing Nominating Committee, Compensation Committee and Audit Committee.

Audit Committee: Four meetings held in Fiscal 2013

Current Members:	Lee N. Mortenson*
Gerald A. Kien*
Scott G. Capdevielle*

Responsibilities:	●	Assisting the full Board;
	●	Oversight of the Company's accounting and financial reporting principles and policies and internal controls and procedures;
	●	Oversight of the Company's financial statements and the independent audit thereof;
	●	Selecting, evaluating and, where deemed appropriate, replacing the independent auditors; and
	●	Evaluating the independence and performance of the independent auditors.

*

The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle are all "independent directors" under applicable Nasdaq and SEC rules applicable to Audit Committee members.

The Board of Directors has determined that Lee N. Mortenson is an ”audit committee financial expert” as defined in Item 407 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and thus possesses ”financial sophistication“ as that term is defined by the Nasdaq Listing Rules. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is available under Corporate Governance on the Investor Relations page of the Company's website at www.rmcf.com.

If the nominees identified above are elected to serve as directors for fiscal year 2014, the 2014 Audit Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.

Compensation Committee: One meeting held in Fiscal 2013

Current Members:	Lee N. Mortenson*
Gerald A. Kien*
Scott G. Capdevielle*

Responsibilities:	●	Assisting the full Board;
	●	Approving remuneration arrangements for the Company's executive officers;
	●	Approving and administering grants of equity compensation awards to the Company's directors; and

●	Approving and administering grants of equity compensation awards under the 2007 Equity Incentive Plan.

*

The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle were all ”independent directors,” ”outside directors“ and ”non-employee directors“ under applicable Nasdaq and SEC rules.

The Compensation Committee has full authority delegated to it by the Board of Directors to determine compensation for our executive officers and directors. Under applicable corporate laws and regulations, the Compensation Committee may delegate its duties, but did not do so during fiscal year 2013 and does not intend to do so in the future. The Compensation Committee determines compensation for our executive officers based on recommendations from our Chief Executive Officer and Chief Financial Officer. The Chief Executive Officer and Chief Financial Officer are not present during voting or deliberation on their own compensation. The Compensation Committee relies on its judgment when making compensation decisions after reviewing our performance and evaluating each executive’s performance, leadership ability and responsibilities, current compensation arrangements, and other factors. The Compensation Committee has not historically used compensation consultants in connection with performance of its duties. The Compensation Committee does not have a written charter.

If the nominees identified as current directors are elected to serve as directors for fiscal year 2014, the 2014 Compensation Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.

Nominating Committee: One meeting held in Fiscal 2013

Current Members:	Lee N. Mortenson*
Gerald A. Kien*
Scott G. Capdevielle*

Responsibilities:	● Assisting the full Board;
● Identifying individuals qualified to become members of the Board of Directors;
● Approving and recommending to the full Board director candidates; and ● Determine procedures for the review, approval and recommendation of director candidates.

*	The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle were all "independent directors" under applicable Nasdaq rules.

The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating Committee Charter is available under Corporate Governance on the Investor Relations page of the Company's website at www.rmcf.com.

If the nominees identified as current directors are elected to serve as directors for fiscal year 2014, the 2014 Nominating Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.

Director Nomination Process and Director Qualifications

The purposes of the Nominating Committee are: (i) to assist the Board of Directors in identifying individuals qualified to become members of the Board of Directors; and (ii) to approve and recommend to the Board of Directors qualified director candidates.

The Nominating Committee will consider director candidates recommended by shareholders when such recommendation is made in writing and (i) delivered pursuant to our Policy on Shareholder Communications with the Board of Directors, and (ii) received by us within the time period specified in our Bylaws and as set forth in “Deadlines for Submitting Shareholder Nominations and Proposals” below.

In determining whether an individual is qualified to serve on our Board of Directors, whether recommended by the Nominating Committee or by shareholders, the Nominating Committee considers relevant factors, including, but not limited to, an individual’s independence, knowledge, skill, training, experience and willingness to serve on the Board of Directors.

We do not have a formal policy with respect to the consideration of diversity in identifying director candidates, however, in reviewing director nominee candidates, the Nominating Committee and the Board of Directors does consider diversity, including diversity of experience, gender, race, ethnicity, skills and backgrounds, so that, as a group, the Board of Directors will possess a broad perspective and the appropriate talent, skills and expertise to oversee our business.

Shareholder Communications with the Board of Directors

The Board of Directors has adopted a Policy on Shareholder Communications with the Board of Directors in order to facilitate shareholder communications with the Board of Directors. Under the policy, shareholders are encouraged to contact the Board of Directors or any individual director or group of directors in writing by sending communications to Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303, Attn: Corporate Secretary, Shareholder Communication. A copy of the Policy on Shareholder Communications with the Board of Directors is posted on the Company's website at www.rmcf.com.

Involvement in Certain Legal Proceedings

On March 29, 1994, a class action was filed in the Circuit Court for the 21st Judicial District, Centerville, Hickman County, Tennessee against National Development Company, Inc. (“NDI”) and Sunstates Corporation (“Sunstates”) for breach of contract by a class of purchasers (the “Plaintiffs”) of real property in a recreational development developed and marketed by NDI. The Plaintiffs brought the class action to recover for the diminution in value of their properties caused by the failure of NDI to complete the primary lake in the development. On January 19, 1999, Mr. Engle, one of our directors, was added as a defendant to the class action, alleging that Mr. Engle operated the two defendant corporations as his alter ego. On January 24, 2000, the court found defendant NDI liable for over $2.5 million to the plaintiffs for the diminution in value of their real property based on a failure to build an adjacent lake as promised. On August 30, 2005, a judgment was entered against Mr. Engle, personally, for the amount of the original judgment plus statutory interest (the “Tennessee Judgment”).

In a related case filed on October 29, 2007 in the Circuit Court for the Second Circuit, State of Hawaii, the Plaintiffs pursued a class action against Mr. Engle and others to set aside fraudulent transfers, for declaratory and injunctive relief and for damages. In that complaint, the Plaintiffs claimed they were unable to collect on the Tennessee Judgment and alleged that Mr. Engle engaged in a scheme to aggressively and fraudulently transfer assets and earnings to his wife to hinder, delay and defraud his creditors. Following a trial, a jury verdict was entered against Mr. Engle on March 3, 2010, whereby he was found to have fraudulently transferred shares of stock valued at $10,768,450 and the jury awarded punitive damages to the Plaintiffs in the amount of $43,073,800. Several post-trial motions were filed after the jury verdict, but no material activity has occurred in this case since March 2010.

AUDIT COMMITTEE REPORT

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be, or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent registered public accounting firm included in the report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with the standards of the Public Company Oversight Board (United States) or that the Company's independent registered public accounting firm is in fact "independent."

The Audit Committee has met and held discussions separately with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s audited financial statements for the fiscal year ended February 28, 2013 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board (the "PCOAB") in Rule 3200T.

The independent registered public accounting firm also provided to the Audit Committee the written disclosure required by the PCAOB regarding the independent accounting firm's communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm the firm’s independence and considered whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions described above, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2013 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors,

Lee N. Mortenson

Gerald A. Kien

Scott G. Capdevielle

EXECUTIVE COMPENSATION

2013 Summary Compensation Table

The following table sets forth certain information with respect to annual compensation for the years indicated for the Company’s named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	All Other Compensation ($)	Total ($)

Franklin E. Crail,	2013	$289,000	$100,000	-0-	$30,958 (1)	$419,958
Chairman of the Board, Chief Executive Officer and	2012	$289,000	-0-	-0-	$26,666	$315,666
President	2011	$289,000	-0-	$99,435	$24,820	$413,255

Bryan J. Merryman,	2013	$230,000	$150,000	-0-	$3,450 (3)	$383,450
Chief Operating Officer, Chief Financial Officer and	2012	$230,000	-0-	-0-	$3,450	$233,450
Director	2011	$230,000	-0-	$162,884	$3,450	$396,334

Edward L. Dudley,	2013	$190,000	$76,000	-0-	$2,850 (3)	$268,850
Sr. Vice President – Sales	2012	$190,000	-0-	-0-	$2,850	$192,850
and Marketing	2011	$190,000	-0-	$33,145	$3,100	$226,245

Gregory L. Pope	2013	$186,000	$76,000	-0-	$1,127 (3)	$263,127
Sr. Vice President – Franchise Support and	2012	$186,000	-0-	-0-	-0-	$186,000
Development	2011	$186,000	-0-	$32,198	-0-	$218,198

Jay B. Haws	2013	$174,000	$43,000	-0-	$2,610 (3)	$217,000
Vice President – Creative	2012	$174,000	-0-	-0-	-0-	$174,000
Services	2011	$174,000	-0-	$59,661	-0-	$233,661

(1)	Consists of life insurance premiums paid by the Company of $27,208 and 401(k) plan matching contribution of $3,750.

(2)

Represents the grant date fair value for restricted stock unit awards granted during fiscal years 2011, 2012 and 2013, as applicable, computed in accordance with the requirements of FASB ASC Topic 718, excluding any expected forfeiture rate. A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for such fiscal years.

(3)	Represents 401(k) plan matching contributions.

Narrative Discussion of Summary Compensation Table

Salary and Bonus. Base salary and cash bonuses for our named executive officers is reviewed on an annual basis by the Compensation Committee. Base salary adjustments and cash bonuses are awarded on a discretionary basis based on our company’s overall performance and a subjective review of each named executive officer’s performance. Our named executive officers have not received any base salary increases or cash bonuses for several years. As a result of the executive team’s superior performance and results, the Compensation Committee met several times subsequent to year end and approved the following FY 2013 cash bonuses for our named executive officers. The cash bonuses were influenced by, among other things, the growth in our international franchise development, the expansion of license and co-branding relationships, the development and sale of the Aspen Leaf Yogurt concept, increases in operating results, and a subjective evaluation of each named executive officer’s performance.

Cash bonuses earned in fiscal year 2013 for each named executive officer as a percentage of their respective base salaries were as follows:

Named Executive Officer	FY 2013 Cash Bonus	Percent of Base Salary
Franklin E. Crail	$100,000	35%
Bryan J. Merryman	150,000	65%
Edward L. Dudley	76,000	40%
Gregory L. Pope	76,000	41%
Jay B. Haws	$43,000	25%

Benefits. Our named executive officers generally receive health and welfare benefits under the same programs and subject to the same terms and conditions as our other salaried employees. Other elements of compensation for our named executive officers are participation in company-wide life insurance, long-term disability insurance, medical benefits and the ability to defer compensation pursuant to a 401(k) plan. The named executive officers also receive matching contributions by us under our 401(k) plan at a rate of 25% to 50% of 6% of base salary, which is the same benefit available to all salaried employees.

2013 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding the number and estimated value of outstanding stock options and unvested stock awards held by each of the Company's named executive officers at 2013 fiscal year-end.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Value of Shares or Units of Stock That Have Not Vested ($)(10)

Franklin E. Crail
Chairman of the Board, Chief Executive Officer and President
2007 Plan	5/5/2010	-	-	-	-	6,300	(1)	$ 77,364

Bryan J. Merryman
Chief Operating Officer, Chief Financial Officer and Director
2004 Plan	6/18/2004	35,280	-	$ 7.41	6/18/2014	-		-
2004 Plan	2/21/2006	2,415	-	$ 15.09	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 16.46	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 17.83	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 19.20	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 20.57	2/21/2016	-		-
2007 Plan	7/18/2008	-	-	-	-	5,300	(2)	$ 65,084
2007 Plan	5/5/2010	-	-	-	-	7,200	(3)	$ 88,416

Edward L. Dudley
Sr. Vice President - Sales and Marketing
2004 Plan	6/18/2004	22,050	-	$ 7.41	6/18/2014	-		-
2004 Plan	2/21/2006	2,415	-	$ 15.09	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 16.46	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 17.83	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 19.20	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 20.57	2/21/2016	-		-
2007 Plan	7/18/2008	-	-	-	-	3,980	(4)	$ 48,874
2007 Plan	5/5/2010	-	-	-	-	2,800	(5)	$ 34,384

Gregory L. Pope
Sr. Vice President - Franchise Development
2004 Plan	6/18/2004	44,100	-	$ 7.41	6/18/2014	-		-
2004 Plan	2/21/2006	2,415	-	$ 15.09	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 16.46	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 17.83	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 19.20	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 20.57	2/21/2016	-		-
2007 Plan	7/18/2008	-	-	-	-	3,880	(6)	$ 47,646
2007 Plan	5/5/2010	-	-	-	-	2,040	(7)	$ 25,051

Jay B. Haws
Vice President - Creative Services
2004 Plan	6/18/2004	22,050	-	$ 7.41	6/18/2014	-		-
2004 Plan	2/21/2006	2,415	-	$ 15.09	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 16.46	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 17.83	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 19.20	2/21/2016	-		-
2004 Plan	2/21/2006	2,415	-	$ 20.57	2/21/2016	-		-
2007 Plan	7/18/2008	-	-	-	-	3,640	(8)	$ 44,699
2007 Plan	5/5/2010	-	-	-	-	3,780	(9)	$ 46,418

(1)	On May 5, 2010, we granted Mr. Crail 10,500 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(2)	On July 18, 2008, we granted Mr. Merryman 26,500 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(3)

On May 5, 2010, we granted Mr. Merryman 12,000 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter and 5,200 restricted stock units that will vest with respect to one-half on the first anniversary of the grant date and each anniversary thereafter.

(4)	On July 18, 2008, we granted Mr. Dudley 19,900 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(5)	On May 5, 2010, we granted Mr. Dudley 3,500 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(6)	On July 18, 2008, we granted Mr. Pope 19,400 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(7)	On May 5, 2010, we granted Mr. Pope 3,400 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(8)	On July 18, 2008, we granted Mr. Haws 18,200 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(9)	On May 5, 2010, we granted Mr. Haws 6,300 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(10)	Represents the value of shares that have not vested, as computed using the closing share price on February 28, 2013.

Potential Payments on Termination or Change in Control

We have arrangements with each of our named executive officers providing for post-employment payments under certain conditions, as described below.

Employment Agreements. We have entered into employment agreements with certain of our executives which contain, among other things, "change in control" severance provisions. Specifically, we have entered into employment agreements with Franklin E. Crail, Edward L. Dudley, Jay B. Haws and Bryan J. Merryman. The employment agreements generally provide that, if we terminate the executive's employment under circumstances constituting a "triggering termination," the executive will be entitled to receive, among other benefits, 2.99 times the sum of (i) the executive's annual salary and (ii) the lesser of (a) two times the bonus that would be payable to the executive for the bonus period in which the change in control occurred and (b) 25% of the executive's annual salary. The executive will also receive an additional payment of $16,200, which represents the estimated cost to the executive of obtaining accident, health, dental, disability and life insurance coverage for the 18-month period following the expiration of COBRA coverage.

A "change in control," as used in these employment agreements, generally means a change in the control of us following (1) a person acquiring direct or indirect beneficial ownership of 20% or more of our then outstanding voting securities, without the prior approval of two-thirds of the Board of Directors, (2) a merger or other consolidation transaction in which our Board of Directors prior to the transaction constitutes less than a majority of our Board of Directors after the transaction or (3) the members of our Board of Directors during any consecutive two-year period ceasing to be the majority of the Board of Directors at the conclusion of that period. A "triggering termination" generally occurs when an executive is terminated during a specified period preceding a change in control of us, or if the executive or we terminate the executive's employment under circumstances constituting a triggering termination during a specified period after a change in control. A triggering termination also includes a voluntary termination by the executive within five business days before an anticipated change in control with the concurrence of two concurring persons (either the Chairman of the Board of Directors or a member of our Compensation Committee) that the change in control is likely to occur during such five-business day period. In such event, the executive must agree to continue to work on an at-will basis, without compensation, until the change in control occurs. If the change in control does not occur within ten business days, the executive must refund the severance payment to us.

2007 Equity Compensation Plan. Our 2007 Equity Incentive Plan provides that in the event of a company transaction in which all of the named executive officer’s unvested option awards or restricted stock units are not converted, assumed or replaced by the successor company, such options or restricted stock units will immediately vest and become exercisable and payable immediately prior to the company transaction. In addition, in the event of a change in control, all of the named executive officer’s unvested option awards and restricted stock units will immediately vest and become exercisable and payable.

Assuming the applicable triggering event took place on February 28, 2013, the named executive officers would have been eligible for payments set forth in the following table. These payments are estimates. If a specific triggering event had actually occurred, the named executive officer would only receive the payments that applied to that specific triggering event. These payments would come from us if the triggering event occurred before a change in control and from the successor company if after a change in control. As of February 28, 2013, no unvested option awards for our named executive officers were outstanding.

Name of Executive Officer	Change in Control Severance Payment ($)(1)	Payment for Insurance Coverage ($)	RSU Acceleration (2)

Franklin E. Crail	$1,080,138	$16,200	$78,876
Bryan J. Merryman	$859,625	$16,200	$214,092
Edward L. Dudley	$710,125	$16,200	$101,036
Gregory L. Pope	--	--	$98,407
Jay B. Haws	$650,325	$16,200	$115,685

(1)	These amounts are based on 2.99 times 125% of each executive's salary in place during fiscal year 2013.

(2)	Assumes that the intrinsic value per share is $9.39 per share, the closing price of our Common Stock on February 28, 2013, the last trading day of our fiscal year.

DIRECTOR COMPENSATION

Our directors generally do not receive any compensation for serving on the Board of Directors, except for compensation for their service on the committees of the Board of Directors. Members of our Compensation Committee are paid $750 quarterly, with the chairman of the Compensation Committee being paid $1,500 quarterly. Audit Committee members are paid $500 quarterly, with the chairman of the Audit Committee being paid $1,500 quarterly. Additionally, Audit Committee members receive $250 for each meeting held by phone and $500 for each meeting held in person. Also, an Audit Committee member attending all of the Audit Committee meetings for any fiscal year will receive a $1,000 bonus for that year. Directors who are not also officers or employees may also receive stock awards under the 2007 Plan from time to time.

Formerly, the 2000 Director’s Plan provided for automatic grants of nonqualified stock options to our directors who are not also employees or officers. The 2000 Director’s Plan provided that, during the term of the 2000 Director’s Plan, options were granted automatically to new non-employee directors upon their election. Each such option permitted the non-employee director to purchase 32,340 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant of the option. Each year following adoption of the 2000 Director’s Plan, on a date established by the Compensation Committee, during the term of the 2000 Director’s Plan, options to purchase 3,234 shares of Common Stock were granted automatically to each non-employee director, if any, who is serving as a director on such date. On August 17, 2007, our shareholders approved the 2007 Equity Incentive Plan (the “2007 Plan”), which replaced all outstanding equity plans, including the 2000 Director’s Plan. The 2007 Plan does not provide for automatic grants of nonqualified stock options to our directors who are not also employees or officers. Each year following adoption of the 2007 Plan, the Compensation Committee, in its administration of the 2007 Plan, will make a determination if any awards to non-employee directors, including awards to non-employee directors upon their election, are to be made.

Director Compensation for Fiscal Year 2013

The following table sets forth information regarding compensation of our non-employee directors for fiscal year 2013, which consisted of cash compensation and stock option awards, including amounts associated with serving and/or chairing Board committees. Each of these components is described in more detail above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1)(2) ($)	Total ($)
Lee N. Mortenson	$14,000	$9,300	$23,300
Gerald A. Kien	$7,000	$9,300	$16,300
Scott G. Capdevielle	$7,000	$9,300	$16,300
Clyde Wm. Engle	$-0-	$9,300	$9,300

(1)

On April 19, 2012, each director was granted 1,000 shares of unrestricted stock. As of February 28, 2013, the total number of outstanding options held by each director was as follows: Mr. Mortenson - 3,234 shares; Mr. Kien - 3,234 shares; Mr. Engle - 3,234 shares and Mr. Capdevielle - 3,234 shares.

(2)

Represents the grant date fair value for stock awards granted during fiscal 2013 computed in accordance with the requirements of FASB ASC Topic 718, excluding any expected forfeiture rate. A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 28, 2013.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

We had no transactions with related persons during fiscal year 2013 which are required to be disclosed pursuant to SEC rules. However, we previously entered into Franchise Agreements and a Development Agreement with a member of the our Board of Directors. The director operates two Aspen Leaf Yogurt locations (now a franchise of our 60% owned subsidiary, U-Swirl, Inc.) under the Franchise Agreements and the Development Agreement provides for certain incentives if five locations are secured prior to February 1, 2013. Total payments made by the director to the Company in fiscal year 2013 under these agreements were approximately $57,000.

Policies and Procedures for Approving Transactions with Related Persons

The independent members of the Board of Directors have the responsibility to review and approve related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board of Directors has not adopted a written policy or procedures governing its approval of transactions with related persons. During fiscal year 2013, the independent members of the Board of Directors reviewed and approved all related person transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We have no knowledge that any person who was a director, named executive officer or 10% or more shareholder (a "Reporting Person") at any time during fiscal 2013 failed to file, or was late in filing, any required reports under Section 16(a) of the Securities Exchange Act of 1934, as amended. In making these disclosures, we have relied solely on written representations of our Reporting Persons, including certain written representations from our Reporting Persons that Form 5s were not required, and on the reports filed by such Reporting Persons with the Securities and Exchange Commission.

PROPOSAL 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EKS&H LLLP (EKS&H) has been appointed as our independent registered public accounting firm for the fiscal year ending February 28, 2014. EKS&H was our independent registered public accounting firm for the year ended February 28, 2013. Although we are not required to seek shareholder ratification of this appointment, the Board of Directors believes it to be sound corporate governance to do so. If the appointment of EKS&H as our independent registered public accounting firm is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and will reconsider the appointment. It is expected that representatives of EKS&H will be present at the Annual Meeting, and the representatives of EKS&H will have the opportunity to make any statement they desire and will be available to respond to appropriate questions at the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that the shareholders vote FOR the ratification of the appointment of EKS&H as our independent registered public accounting firm for the fiscal year ending February 28, 2014.

PRINCIPAL ACCOUNTANT AUDIT FEES AND SERVICES

For the fiscal years ended February 29, 2012 and February 28, 2013, EKS&H, our independent registered public accounting firm, billed the approximate fees as follows:

	2013	2012
Audit fees	$159,126	$99,054
Audit-related fees(1)	$14,700	$15,718
Tax fees(2)	$41,630	$38,066
All other fees	$0	$0

(1)

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefit plans, and additional compliance procedures related to performance of the review or audit of the Company's financial statements, and accounting consultations about the application of GAAP to proposed transactions. These services support the evaluation of the effectiveness of internal controls.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning services.

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services to be provided by the independent auditor. Such policy requires that all audit and permissible non-audit services to be provided by the independent auditor must be submitted to the Audit Committee for approval at a meeting of the Audit Committee or by unanimous written consent of the Audit Committee in lieu of a meeting. The Audit Committee has determined that the provision of the services listed above is compatible with maintaining the principal accountant's independence, and pre-approved all such services.

PROPOSAL 3. ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our shareholders to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our named executive officers’ compensation.  Although this advisory vote is nonbinding, our Board of Directors and Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

We encourage shareholders to read the “Executive Compensation” section in this Proxy Statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in fiscal year 2013. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.  The Compensation Committee and our Board of Directors believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in this Proxy Statement.”

The Board of Directors unanimously recommends that the shareholders vote FOR the advisory vote to approve the compensation of our named executive officers.

PROPOSAL 4. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote, on a nonbinding, advisory basis, on the frequency of future advisory votes to approve the compensation of our named executive officers as reflected in Proposal 3 above. Shareholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our named executive officers every one, two or three years. Shareholders also may abstain from casting a vote on this proposal.

The Board of Directors has determined that holding an advisory vote to approve the compensation of our named executive officers every three years is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our named executive officers occur every third year.  Our executive compensation program is designed to create long-term value for our shareholders, and a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. We also believe that a vote every three years is an appropriate frequency to provide sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. The voting frequency option that receives the highest number of votes cast by shareholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by shareholders. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers is nonbinding, the Board of Directors and the Compensation Committee will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our named executive officers.

The Board of Directors unanimously recommends that the shareholders vote to conduct future advisory votes to approve the compensation of our named executive officers every three years.

PROPOSAL 5. APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. 2007 EQUITY INCENTIVE PLAN

Introduction

The Board of Directors, the Compensation Committee and our management all believe that the effective use of share-based long-term incentive compensation is vital to our continued ability to recruit, hire and retain the individuals required to successfully execute our business plans and achieve strong performance in the future by providing a direct link between compensation and long-term stockholder value creation. On June 28, 2013, the Board of Directors, upon the recommendation of our Compensation Committee, adopted an amendment and restatement of our 2007 Equity Incentive Plan (the “2007 Plan”), and is submitting the plan to shareholders for approval. We are asking shareholders to approve the amendment and restatement of the 2007 Plan, which includes the following amendments to the current 2007 Plan:

●	Increase in the number of shares of Common Stock authorized for issuance by 300,000 shares, enabling the continued use of the 2007 Plan for share-based awards;

●

Re-approve the material terms and provisions for performance-based awards to provide us with the flexibility to grant awards that may qualify as “performance-based” compensation pursuant to Section 162(m) of the Internal Revenue Code (“Section 162(m)”); and

●	Certain other changes in order for the 2007 Plan and any awards issued thereunder to comply with Section 409A of the Internal Revenue Code (“Section 409A”).

The affirmative vote of a majority of the shares of our Common Stock entitled to vote on the matter and present or represented by proxy at the Annual Meeting, provided a quorum is present, is required to approve the 2007 Plan, as amended and restated. Approval of the 2007 Plan, as amended and restated, will be deemed to constitute approval of the material terms of the performance goals applicable to awards that may be granted under the 2007 Plan, in satisfaction of the shareholder approval requirements of Section 162(m). In addition, approval of the 2007 Plan will constitute approval pursuant to the shareholder approval requirements of Section 422 of the Internal Revenue Code relating to incentive stock options.

Upon shareholder approval, the amended and restated 2007 Plan will become effective and will supersede and replace in its entirety the current 2007 Plan. If the proposed amendment and restatement of the 2007 Plan is not approved by our shareholders at the Annual Meeting, the current 2007 Plan will remain in effect, and we may continue to grant awards under the 2007 Plan, subject to its terms, conditions and limitations.

The principal features of the 2007 Plan as it is proposed to be amended and restated are summarized below. This summary does not contain all information about the 2007 Plan. A copy of the complete text of the 2007 Plan as it is proposed to be amended and restated is included in Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the text of the 2007 Plan.

Highlights of the Proposed Amendment and Restatement of the 2007 Plan

The 2007 Plan authorizes the Board of Directors or the Compensation Committee to award stock options, restricted stock, stock appreciation rights, restricted stock units, performance shares, performance units and other incentive awards payable in cash or in shares of our common stock for the purpose of attracting, retaining and motivating the caliber of employees, consultants and directors essential for achievement of our success.

Increase in Shares Authorized for Issuance

We propose to increase the maximum aggregate number of shares of our Common Stock authorized for issuance under the 2007 Plan by 300,000 shares, subject to shareholder approval of the 2007 Plan, as proposed to be amended and restated. The Board of Directors and Compensation Committee believe that 300,000 additional shares will provide us with adequate equity incentive awards for approximately the next three to five years, which the Board of Directors believes is an appropriate interval for shareholder approval of equity plan share increases.

As of June 19, 2013, and excluding the requested share increase, 16,953 shares of Common Stock remained available for future grants of awards under the 2007 Plan and 512,330 shares of Common Stock were subject to outstanding awards under the 2007 Plan. If shareholders approve the 2007 Plan, as proposed to be amended and restated, including the request for 300,000 additional shares, the total number of shares of Common Stock available for new grants under the 2007 Plan as of June 19, 2013 would be 316,953 shares of Common Stock. As of May 31, 2013, the total number of shares of our Common Stock outstanding was 6,080,290 shares. The closing price of our Common Stock as reported on the Nasdaq Stock Market on June 19, 2013 was $12.79 per share.

If shareholders approve the 2007 Plan, as proposed to be amended and restated, including the request for 300,000 additional shares, the potential dilution, or ”overhang,” from outstanding awards and shares available for future awards under the 2007 Plan is approximately 12.5%. This percentage is calculated on a fully-diluted basis, by dividing the total shares underlying outstanding equity awards (512,330) plus the shares available for future awards under the 2007 Plan (316,953) as of June 19, 2013 (together, the numerator) by the total shares of our Common Stock outstanding as of June 19, 2013, as set forth above, plus the number of shares in the numerator.

Section 162(m)

Our shareholders are also being asked to approve the 2007 Plan, as proposed to be amended and restated, in order to satisfy the shareholder approval requirements of Section 162(m) and to reapprove the material terms of the performance goals for performance-based awards that may be granted thereunder. Section 162(m) generally provides that we are prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. Compensation that qualifies as “performance-based” under Section 162(m) is excluded for purposes of calculating the amount of compensation subject to the $1 million limit. One of the conditions to qualify as performance-based is that the material terms of the performance goals must be approved by the shareholders at least every five years. The material terms of the performance goals in the current 2007 Plan were approved upon adoption of the 2007 Plan in August 2007. As a result, it is necessary for us to obtain shareholder reapproval of material terms of the performance goals to provide us with the flexibility to grant awards under the 2007 Plan that are intended to qualify as “performance-based” compensation under Section 162(m).

In order for awards under the 2007 Plan, as proposed to be amended and restated, to be treated as “performance-based compensation” under Section 162(m), (i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals, (ii) the performance goals must be established by a compensation committee comprised of two or more "outside directors" (within the meaning of Section 162(m)), (iii) the material terms of the performance goals under which such awards may be paid must be disclosed to and approved by the stockholders, and (iv) the compensation committee of “outside directors” must certify that the performance goals have been satisfied prior to payment. For purposes of Section 162(m), the material terms of the performance goals generally include (a) the individuals eligible to receive compensation upon achievement of performance goals, (b) a description of the business criteria on which the performance goals may be based and (c) the maximum amount that can be paid to an individual upon attainment of the performance goals. By approving the 2007 Plan, as proposed to be amended and restated, shareholders will be reapproving the material terms of the performance goals in the 2007 Plan.

Summary of the 2007 Plan (As Proposed to be Amended and Restated)

Purpose

The purpose of the 2007 Plan is to attract, retain and motivate our employees, officers, directors and other service providers by providing them the opportunity to acquire a proprietary interest in our business and to link their interests and efforts to the long-term interests of our shareholders.

Administration

The 2007 Plan will be administered by the Compensation Committee of our Board of Directors. The Compensation Committee’s authority to administer the plan includes, among other things, the power to select individuals to whom awards are granted, to determine the types of awards and the number of shares subject to each award, to set the terms, conditions and provisions of such awards, to cancel or suspend awards and to establish procedures pursuant to which the payment of any such awards may be deferred. The Compensation Committee may delegate to one or more of our officers, to the extent permitted by Colorado law, the right to grant awards with respect to participants who are not officers or directors.

Eligibility

Awards may be granted under the 2007 Plan to employees, officers, directors, consultants, agents, advisors and independent contractors of the Company or any related company. As of May 31, 2012, approximately 50 employees, including nine executive officers and four non-employee directors were eligible to participate in the 2007 Plan.

Types of Awards

The 2007 Plan permits the granting of any or all of the following types of awards: (1) incentive and nonqualified stock options, (2) stock appreciation rights, (3) stock awards, restricted stock and stock units, (4) performance shares and performance units conditioned on meeting performance criteria, and (5) other stock or cash-based awards.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our Common Stock at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant. The exercise price of stock options under the 2007 Plan must be at least 100% of the fair market value of our Common Stock on the grant date. The Committee will fix the term of each option. Each option will be exercisable at such time or times as determined by the Committee. Options may be exercised, in whole or in part, by payment in full of the purchase price either in cash, delivery of shares of Common Stock or delivery of other consideration, or by any combination of cash, stock and other consideration as may be determined by the Committee. Options may also be exercised by means of a broker-assisted cashless exercise.

After termination of service, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the option agreement. If no such period of time is stated in a participant’s option agreement, a participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than cause, death or disability and (ii) one year following his or her termination due to death or disability. If a participant is terminated for cause, options generally will automatically expire. If a participant dies after termination of service but while an option is still exercisable, the portion of the option that was vested and exercisable as of the date of termination will generally expire on the one-year anniversary of the participant’s death. In no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights (“SARs”). SARs may be granted alone (“freestanding”) or in addition to other awards and may, but need not, relate to a specific option granted under the 2007 Plan. Upon exercise of a SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR. The Committee may impose any conditions or restrictions on the exercise of an SAR as it deems appropriate; however, under the 2007 Plan the grant price of a freestanding SAR generally will not be less than the fair market value of a share of Common Stock on the date of grant, and the term will not be more than ten years. Payment upon exercise of an SAR will be in cash, stock, other property or any combination of cash, stock or other property as determined by the Committee and set forth in the instrument evidencing the award. Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR will generally be canceled to the extent the option has been exercised.

Stock Awards, Restricted Stock and Stock Units. Awards of shares of stock, or awards designated in units of stock, may be granted under the 2007 Plan. These awards may be made subject to forfeiture restrictions at the Committee’s discretion, and the Committee may waive any such restrictions at any time in its sole discretion. Until the lapse of any such restrictions, recipients may not dispose of their restricted stock. Upon termination of employment during the restriction period, all shares of restricted stock still subject to restriction will be forfeited, subject to any exceptions that may be authorized by the Committee.

Performance Awards. Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to property other than stock. Performance shares or performance units may be payable upon the attainment of performance criteria and other terms and conditions as established by the Committee, and the amount of any payment may be adjusted on the basis of such further consideration as the Committee determines. Performance awards may be paid entirely in cash, stock or other property, or in any combination of those, at the discretion of the Committee.

Other Stock- or Cash-Based Awards. The Committee is also authorized to grant to participants under the 2007 Plan, either alone or in addition to other awards granted under the 2007 Plan, incentives payable in cash or in shares of Common Stock subject to terms and conditions determined by the Committee.

Shares Subject to the 2007 Plan

Number of Shares Reserved for Issuance. The 2007 Plan authorizes the issuance of up to 600,000 shares of Common Stock, plus up to an additional 85,340 shares that were previously reserved for issuance, but not subject to outstanding options, under the 2004 Plan or the Director’s Plan. In addition, up to 403,296 shares of Common Stock subject to outstanding options under the 2004 Plan , the 1995 Plan or the Director’s Plan will be reserved and become available for issuance under the 2007 Plan to the extent such shares of Common Stock are not issued pursuant to such options or are forfeited pursuant to such restricted stock awards. Shares of Common Stock covered by an award granted under the 2007 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the 2007 Plan that are forfeited, settled for cash or otherwise terminated, and shares withheld by or tendered in connection with the exercise of an option or other award granted under the 2007 Plan or in connection with the satisfaction of tax withholding obligations relating to awards or exercises of options or other awards, will become available for issuance under the 2007 Plan. Awards made or adjusted to assume or convert awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2007 Plan. The shares of stock deliverable under the 2007 Plan will consist of authorized and unissued shares. The Committee may adjust the aggregate number of shares or the number of shares subject to awards under the plan in the event of a change affecting shares of our Common Stock, such as stock dividends, recapitalization, reorganization or mergers.

Limitations on Use of Shares Subject to the 2007 Plan. The 2007 Plan contains limitations on the number of shares of Common Stock that may be awarded in any one year to certain participants, and on the aggregate maximum number of shares of Common Stock that can be awarded under certain types of awards. The Committee may not make awards under the 2007 Plan to any single participant who is a “covered employee” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) in any calendar year that relate to more than 100,000 shares of Common Stock, except that the Committee may make an additional one-time award to a newly hired or promoted covered employee relating to up to 100,000 shares of Common Stock. In addition, the Committee may not grant performance units to any single covered employee in any one calendar year with a maximum dollar value greater than $1.6 million. Under the 2007 Plan, the Committee may only make awards that do not have performance goals, or are not granted in lieu of performance-based bonuses or are subject only to time-based restrictions of less than three years’ duration, with respect to up to 50% of the maximum aggregate number of shares reserved for issuance under the 2007 Plan.

Nonassignability of Awards

Unless the Committee determines otherwise, no award granted under the 2007 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary in a manner established by the Committee or by the laws of descent and distribution. Each award may be exercisable, during the participant’s lifetime, only by the participant, or, if permissible under applicable law, by the participant’s guardian or legal representative.

Term, Termination and Amendment

Unless earlier terminated by the Board of Directors or the Committee, the 2007 Plan will terminate on August 8, 2023. The Board of Directors or the Committee may generally amend, alter, suspend, discontinue or terminate all or a portion of the 2007 Plan at any time, as long as the rights of a participant are not materially impaired, without the participant’s consent, subject to shareholder approval to the extent necessary to comply with applicable law, stock exchange rule or regulatory requirements or, as determined by the Committee, to qualify with tax requirements. The Committee may amend the terms of any award granted, prospectively or retroactively, but cannot materially impair the rights of any participant without the participant’s consent. The Committee may not reprice options or SARs without shareholder approval. Also, generally, no change or adjustment may be made to an outstanding incentive stock option, without the consent of the participant, that would cause the incentive stock option to fail to continue to qualify as an incentive stock option under the Code.

Performance-Based Compensation Under Section 162(m)

Under Section 162(m), we are generally prohibited from deducting compensation paid to our Chief Executive Officer and our four other most highly compensated executive officers in excess of $1,000,000 per person in any year. However, compensation that qualifies as performance-based is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. In general, the Committee determines the terms and conditions of awards. If the Committee intends to qualify an award as “qualified performance-based compensation” under Section 162(m) of the Code, the performance goals it may choose include any or all of the following or any combination: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings before income taxes, depreciation and amortization; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total shareholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; customer satisfaction, employee satisfaction, services performance, cash management or asset management metrics; same store sales; same store pounds purchased; any individual performance objective measured solely in terms of quantitative targets related to the Company, or its business; or any increase or decrease of one or more of the foregoing over a specified period. Performance goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. Performance goals may relate to the performance of the Company, any subsidiary, any portion of the business, product line or any combination, relative to a market index, a group of companies (or their subsidiaries, business units or product lines), or a combination, all as determined by the Committee. The Committee shall have absolute discretion to reduce the amount of the award payable to any participant for any period below the maximum award determined based on the attainment of performance goals. The Committee may decide not to pay any such award to a participant for a period, based on such criteria, factors and measures as the Committee in its sole discretion may determine, including, but not limited to, individual performance and the financial and other performance of the Company, or a subsidiary or other business unit.

Company Transaction and Change in Control

Restrictions on awards granted under the 2007 Plan will terminate in certain circumstances that constitute a change in control or a merger, stock or asset sale or similar company transaction that does not involve a related party.

Change in Control. Under the 2007 Plan, a change in control of the Company means the occurrence of any of the following events:

●

An acquisition of beneficial ownership of 30% or more of either (a) the then outstanding shares of Common Stock or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company or a related party transaction.

●

A change in the composition of our Board of Directors during any two-year period such that the incumbent Board members cease to constitute at least a majority (not including directors whose election was approved by more than half of the incumbent Board).

Under the 2007 Plan, to maintain all of the participants’ rights in the event of a change in control of the Company (as described below), unless the Committee determines otherwise with respect to a particular award:

●	Any options and stock appreciation rights become fully exercisable and vested to the full extent of the original grant.

●	Any restrictions and deferral limitations applicable to any restricted stock or stock units lapse.

●

All performance shares and performance units will be earned and payable in full at target levels, and any deferral or other restrictions lapse and such performance shares and performance units will be immediately settled or distributed.

●

Any restrictions and deferral limitations and other conditions applicable to any other awards lapse, and such other awards become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

The Committee can provide a cash-out right for awards in connection with a change in control.

Company Transaction. Under the 2007 Plan, a company transaction means the consummation of any of the following:

●	a merger or consolidation of the Company with or into any other company or other entity;

●	a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company’s outstanding voting securities; or

●	a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’ assets.

Under the 2007 Plan, a related party transaction means a company transaction pursuant to which:

●

the beneficial ownership of the Company or the resulting company remains the same with respect to at least 50% of the voting power of the outstanding voting securities in substantially the same proportions as immediately prior to such company transaction;

●

no entity (other than the Company or an affiliate) will beneficially own 30% or more of the outstanding shares of Common Stock of the resulting company or the voting power of the outstanding voting securities; and

●	our incumbent board will, after the company transaction, constitute at least a majority of the board of the company resulting from such company transaction.

Under the 2007 Plan, to maintain all of the participants’ rights in the event of a company transaction that is not a change in control or a related party transaction, unless the Committee determines otherwise at the time of grant with respect to a particular award or elects to cashout awards:

●

All outstanding awards (other than performance awards) become fully and immediately exercisable, and any restrictions or forfeiture provisions lapse, immediately prior to the company transaction, unless such awards are converted, assumed or replaced by the successor company.

●	Performance awards earned and outstanding become payable in full at target levels, and deferrals or other restrictions not waived by the Committee shall remain in effect.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2007 Plan generally applicable to us and to participants in the 2007 Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options.    A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options.    A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a "disqualifying disposition," and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant's gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price.

Stock Appreciation Rights.    A participant generally will not recognize taxable income upon the grant or vesting of a stock appreciation right with a grant price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. Upon the exercise of a stock appreciation right, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock appreciation right on the date of exercise and the grant price of the stock appreciation right.

Unrestricted Stock Awards.    Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares.

Restricted Stock Awards, Stock Units, Performance Shares and Performance Units.    A participant generally will not have taxable income upon the grant of restricted stock, stock units, performance shares or performance units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Tax Consequences to the Company.    In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2007 Plan shall comply with, or otherwise be exempt from, Section 409A, but make no representation or warranty to that effect.

Code Section 162(m).    As discussed above, Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain ”covered employees“ in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2007 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

The Section 162(m) deduction limit does not apply to certain ”qualified performance-based“ compensation under Section 162(m). In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) generally requires that: (i) the compensation be paid solely upon the attainment of one or more pre-established objective performance measures; (ii) the performance measures must be established by a compensation committee comprised of two or more ”outside directors“; (iii) the material terms of the performance goals under which the compensation is to be paid must be disclosed to and approved by the stockholders; and (iv) the compensation committee of ”outside directors“ must certify that the performance measures have been achieved prior to payment.

Section 162(m) contains a special rule for stock options and stock appreciation rights that provides that stock options and stock appreciation rights will satisfy the ”qualified performance-based compensation“ exemption if (1) the awards are made by a qualifying compensation committee, (2) the plan sets the maximum number of shares that can be granted to any person within a specified period and (3) the compensation is based solely on an increase in the stock price after the grant date.

Notwithstanding these general requirements for qualified performance-based compensation, Section 162(m) contains a transition rule for compensation plans of corporations which are privately held and which become publicly held in an initial public offering, which generally provides that certain compensation paid under a plan that existed prior to the initial public offering will not be subject to Section 162(m) until the earliest to occur of:

●	The first material modification of the plan;

●	The issuance of all of the shares of stock reserved for issuance under the plan;

●	The expiration of the plan; or

●

The first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the corporation's initial public offering was consummated.

The 2007 Plan, as proposed to be amended and restated, has been designed to permit, but not obligate, the Compensation Committee to grant stock options and other awards which will qualify as “qualified performance-based compensation” under Section 162(m).

Tax Withholding.    We are authorized to deduct or withhold from any award granted or payment due under the 2007 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2007 Plan until all tax withholding obligations are satisfied.

New Plan Benefits

All awards to employees, officers and consultants under the 2007 Plan are made at the discretion of the plan administrator. Therefore, the benefits and amounts that will be received or allocated to such individuals under the 2007 Plan, as proposed to be amended and restated, are not determinable at this time. However, please refer to the description of restricted stock awards and stock option grants made to our named executive officers described above in the “2013 Outstanding Equity Awards at Fiscal Year-End Table.” Grants made to our non-employee directors are made under our director compensation program under the 2007 Plan, which is described above under “Director Compensation.”

The Board of Directors unanimously recommends that the shareholders vote FOR the approval of the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information with respect to the Company’s equity compensation plans as of February 28, 2013.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column) (1)
Equity compensation plans approved by security holders	327,975	$11.17	213,128
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	327,975	$11.17	213,128

(1)

Represents shares remaining available under the Company’s 2007 Equity Incentive Plan.  Shares available for future issuances under the 2007 Equity Incentive Plan may be issued in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and performance units, and other stock- and cash-based awards.

DEADLINES FOR SUBMITTING SHAREHOLDER NOMINATIONS AND PROPOSALS

Any shareholder wishing to have a proposal considered for inclusion in our 2014 proxy materials pursuant to SEC Rule 14a-8 must submit the proposal to us at the address below on or before February 28, 2014, unless the date of our 2014 annual meeting of shareholders is more than 30 days before or after August 8, 2013, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials.

Any shareholder wishing to nominate a person for election to our Board of Directors or have any other proposal brought before the meeting, but not considered for inclusion in our 2014 proxy materials as described above, must submit the proposal to us at the address below on or before May 25, 2014, and the proxy holders will have discretionary authority granted by the proxies to vote on these proposals.

All shareholder nominations and proposals must comply with the procedures outlined in our Bylaws and in SEC regulations regarding the inclusion of shareholder nominations and proposals in company-sponsored proxy materials. Director nominations and proposals must be submitted in writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303. A copy of our Bylaws is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com.

ANNUAL REPORT TO SHAREHOLDERS

A copy of our Annual Report on Form 10-K for the fiscal year ended February 28, 2013 filed with the Securities and Exchange Commission on May 29, 2013, is being made available to shareholders along with this Proxy Statement at www.edocumentview.com/RMCF. Shareholders may request to receive an additional copy of our 2013 Annual Report on Form 10-K at no charge by writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303.

HOUSEHOLDING

Each shareholder of record will receive a separate Notice of Internet Availability of Proxy Materials or set of proxy materials. If you share an address with another shareholder of record and have received multiple copies of our proxy materials, you may request delivery of a single copy of these materials in writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303. If you share an address with another shareholder of record and have previously requested to receive a single copy of our proxy materials, you may receive only one set of proxy materials. If you wish to receive a separate set of proxy materials now or in the future, you may write to us at the above address to request a separate copy of these materials.

OTHER MATTERS AT THE MEETING

As of the date of this Proxy Statement, management knows of no matters not described herein to be brought before the shareholders at the Annual Meeting. Should any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company.

ADDITIONAL INFORMATION

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended February 28, 2013 filed with the Securities and Exchange Commission on May 29, 2013, including the financial statements and schedules thereto. In addition, such report is available, free of charge, through the investor relations section of our internet website at www.rmcf.com under the links “Investor Relations, SEC Filings”.

SHAREHOLDERS ARE URGED TO PROMPTLY VOTE THEIR SHARES AS DIRECTED IN THE PROXY CARD OR NOTICE OF INTERNET AVAILABILITY.

By Order of the Board of Directors

By:	/s/Bryan J. Merryman
Bryan J. Merryman
Chief Operating Officer/Chief Financial Officer

 June 28, 2013

APPENDIX A

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

2007 EQUITY INCENTIVE PLAN

(As Amended and Restated on                    )

SECTION 1.  PURPOSE

The purpose of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company's stockholders.

SECTION 2.  DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3.  ADMINISTRATION

3.1     Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an "outside director" within the meaning of Section 162(m) of the Code, or any successor provision thereto. Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 16 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the "Committee" shall be, as applicable, to the Compensation Committee or any other committee or any officer to whom the Board or the Compensation Committee has delegated authority to administer the Plan.

3.2     Administration and Interpretation by Committee

(a)     Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company's employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)     In no event, however, shall the Committee have the right, without stockholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 15, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option.

(c)     The effect on the vesting of an Award of a Company-approved leave of absence or a Participant's working less than full-time shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d)     Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4.  SHARES SUBJECT TO THE PLAN

4.1     Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the number of shares of Common Stock available for issuance under the Plan shall be:

(a)     600,000 shares; plus

(b)     any authorized shares (i) not issued or subject to outstanding awards under the Company's 2004 Stock Option Plan (the "2004 Plan") and the Company's 2000 Nonqualified Stock Option Plan for Nonemployee Directors (the "Director's Plan")on the Effective Date and (ii) any shares subject to outstanding awards under the 2004 Plan, the Company's 1995 Stock Option Plan and the Director's Plan (together, the "Prior Plans") on the Effective Date that cease to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in shares), up to an aggregate maximum of 488,636 shares, subject to adjustment from time to time as provided in Section 15.1, which shares shall cease, as of such date, to be available for grant and issuance under the Prior Plans, but shall be available for issuance under the Plan.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2     Share Usage

(a)     Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

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(b)     The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)     Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d)     Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

4.3     Limitations

Subject to adjustment as provided in Section 15.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan other than Awards of Options or Stock Appreciation Rights that contain no restrictions or restrictions based solely on continuous employment or services for less than three years (except where Termination of Service occurs by reason of death, Retirement or Disability) shall not exceed 50% of the aggregate number of shares specified in Section 4.1.

SECTION 5.  ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

SECTION 6.  AWARDS

6.1     Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

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6.2     Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3     Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents. All deferrals by Participants shall be made in accordance with Section 409A.

6.4     Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (a) be paid at the same time such dividends or dividend equivalents are paid to other shareholders and (b) comply with or qualify for an exemption under Section 409A.

SECTION 7.  OPTIONS

7.1     Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2      Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards. Notwithstanding the foregoing, the Committee, in its sole discretion, may establish an exercise price that is equal to the average of 100% of the Fair Market Value over a period of trading days not to exceed 30 days from the Grant Date.

7.3     Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of a Nonqualified Stock Option shall be as established for that Option by the Committee or, if not so established, shall be ten years from the Grant Date.

7.4     Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 13. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

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7.5     Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a)     cash, check or wire transfer;

(b)     tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option owned by the Participant for at least six months (or any other period necessary to avoid adverse accounting consequences to the Company);

(c)     so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(d)     such other consideration as the Committee may permit.

7.6     Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

SECTION 8.  INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder.

SECTION 9.  STOCK APPRECIATION RIGHTS

9.1     Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone ("freestanding"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

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9.2     Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

SECTION 10.  STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1     Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2     Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3     Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11.  PERFORMANCE AWARDS

11.1     Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

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11.2     Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12.  OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13.  WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award ("tax withholding obligations") and (b) any amounts due from the Participant to the Company or to any Related Company ("other obligations"). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant's tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld may not exceed the employer's minimum required tax withholding rate, and the value of the shares so tendered may not exceed such rate to the extent the Participant has owned the tendered shares for less than six months, if such limitations are necessary to avoid adverse accounting consequences to the Company.

SECTION 14.  ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15.  ADJUSTMENTS

15.1     Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.

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Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2        Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3        Company Transaction; Change in Control

15.3.1     Effect of a Company Transaction That Is Not a Change in Control or a Related Party Transaction

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Company Transaction that is not (a) a Change in Control or (b) a Related Party Transaction:

(i)     All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Company Transaction and shall terminate effective at the effective time of the Company Transaction, if and to the extent such Awards are not converted, assumed or replaced by the Successor Company.

For the purposes of this Section 15.3.1, an Award shall be considered converted, assumed or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(ii)     All Performance Shares or Performance Units earned and outstanding as of the date the Company Transaction is determined to have occurred shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any remaining Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Company Transaction and shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

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(iii)     Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide that a Participant's outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Award.

15.3.2     Effect of a Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:

(a)     any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

(b)     any restrictions and deferral limitations applicable to any Restricted Stock or Stock Units shall lapse, and such Restricted Stock or Stock Units shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

(c)     all Performance Shares and Performance Units shall be considered to be earned at the target level and payable in full, any deferral or other restriction shall lapse and such Performance Shares and Performance Units shall be immediately settled or distributed; and

(d)     any restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

15.3.3     Change in Control Cash-Out

Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Change in Control Exercise Period"), if the Committee shall so determine at, or at any time after, the time of grant, a Participant holding an Option, SAR, Restricted Stock Unit or Performance Share, shall have the right, whether or not the Award is fully vested and/or exercisable and without regard to any deferral or other restriction and in lieu of the payment of the purchase price for the shares of Common Stock being purchased under an Option, to elect by giving notice to the Company within the Change in Control Exercise Period to surrender all or part of the Award to the Company and to receive cash, within 30 days of such notice:

(a)     for an Option or SAR, in an amount equal to the amount by which the Acquisition Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option, or the grant price per share of Common Stock under the SAR; and

(b)     for a Restricted Stock Unit or Performance Share, in an amount equal to the Acquisition Price per share of Common Stock under the Restricted Stock or Performance Share, multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 15.3.3 shall have been exercised.

15.4     Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

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15.5     No Limitations

The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6     Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

15.7     Section 409A

Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 16.  CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 16 is applicable to such Award.

16.1     Performance Criteria

If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following "performance criteria" for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings before income taxes, depreciation and amortization; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total shareholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; customer satisfaction, employee satisfaction, services performance, cash management or asset management metrics; same store sales; same store pounds purchased (together, the "Performance Criteria"). Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

16.2     Adjustment of Awards

Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

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16.3     Limitations

Subject to adjustment from time to time as provided in Section 15.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 16 in any calendar year period with respect to more than 100,000 shares of Common Stock for such Award, except that the Company may make additional onetime grants of such Awards for up to 100,000 shares to newly hired individuals, and the maximum dollar value payable with respect to Performance Units subject to this Section 16 granted to any Covered Employee in any one calendar year is $1,600,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 17.  AMENDMENT AND TERMINATION

17.1     Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board. Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2     Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date and (b) the approval by the stockholders of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3     Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

SECTION 18.  GENERAL

18.1     No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.

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18.2     Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3     Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf, unless such loss, cost, liability or expense is a result of such person's own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4     No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

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18.5     Compliance With Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan shall comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

18.6     Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7     No Trust or Fund

The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

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18.8     Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9     Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10     Choice of Law

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Colorado without giving effect to principles of conflicts of law.

18.11     Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19.  EFFECTIVE DATE

The effective date (the "Effective Date") is the date on which the Plan is approved by the stockholders of the Company. If the stockholders of the Company do not approve the Plan within 12 months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

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APPENDIX A

DEFINITIONS

As used in the Plan,

"Acquired Entity" means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

"Award" means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

"Board" means the Board of Directors of the Company.

"Cause," unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

"Change in Control," unless the Committee determines otherwise with respect to an Award at the time the Award is granted, means the happening of any of the following events:

(a)     an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) a Related Party Transaction; or

(b)     a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company's shareholders, was approved by a vote of a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board.

"Change in Control Exercise Period" has the meaning set forth in Section 15.3.3.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" has the meaning set forth in Section 3.1.

"Common Stock" means the common stock, par value $0.03, of the Company.

"Company" means Rocky Mountain Chocolate Factory, Inc., a Colorado corporation.

"Company Transaction," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a)     a merger or consolidation of the Company with or into any other company or other entity;

(b)     a statutory share exchange pursuant to which the Company's outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company's outstanding voting securities; or

(c)     a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company's assets.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

"Compensation Committee" means the Compensation Committee of the Board.

"Covered Employee" means a "covered employee" as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

"Disability," unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

"Effective Date" has the meaning set forth in Section 19.

"Eligible Person" means any person eligible to receive an Award as set forth in Section 5.

"Entity" means any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" means the average of the high and low trading prices for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

"Grant Date" means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

"Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined for purposes of Section 422 of the Code or any successor provision.

"Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

"Option" means a right to purchase Common Stock granted under Section 7.

"Parent Company" means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries.

"Participant" means any Eligible Person to whom an Award is granted.

"Performance Award" means an Award of Performance Shares or Performance Units granted under Section 11.

"Performance Criteria" has the meaning set forth in Section 16.1.

"Performance Share" means an Award of units denominated in shares of Common Stock granted under Section 11.1.

"Performance Unit" means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

"Plan" means Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan.

''Related Company" means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

"Related Party Transaction" means a Company Transaction pursuant to which:

(a)     the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(b)     no Entity (other than the Company, any employee benefit plan (or related trust) of the Company or a Related Company, the Successor Company or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, such Parent Company) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(c)     individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, of the Parent Company).

"Restricted Stock" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

"Retirement," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means "Retirement" as defined for purposes of the Plan by the Committee or the Company's chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches "normal retirement age," as that term is defined in Section 411(a)(8) of the Code.

"Section 409A" means Section 409A of the Internal Revenue Code, including any regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Stock Appreciation Right" or "SAR" means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

"Stock Award" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

"Stock Unit" means an Award denominated in units of Common Stock granted under Section 10.

"Substitute Awards" means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

"Successor Company" means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

"Termination of Service" means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant's employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company.

"Vesting Commencement Date" means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

Rocky Mountain CHOCOLATE FACTORY

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Mountain Time, on August 8, 2013.

Vote by Internet

- Go to **www.envisionreports.com/RMCF**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, and THREE YEARS for Proposal 4.

1. Election of Directors:
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee's name or write a zero ("0") in the space following his name below. To exercise cumulative voting by casting two or more votes per share for any individual nominee(s), write the number of votes cast for the nominee in the space following his name. Each share of common stock is entitled to six votes, in the aggregate.)

Nominee	For	Withhold	Number of Votes	Nominee	For	Withhold	Number of Votes
01 - Franklin E. Crail	☐	☐		04 - Gerald A. Kien	☐	☐	
02 - Lee N. Mortenson	☐	☐		05 - Clyde Wm. Engle	☐	☐	
03 - Bryan J. Merryman	☐	☐		06 - Scott G. Capdevielle	☐	☐	

Proposal	For	Against	Abstain
2. Ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2014.	☐	☐	☐
3. Advisory vote to approve the compensation of the Company's named executive officers.	☐	☐	☐
5. Approval of the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan.	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on the frequency of future advisory votes to approve the compensation of the Company's named executive officers.	☐	☐	☐	☐

Each of the above-named attorneys and proxies (or his or her substitute) is authorized to vote in his or her discretion upon such other business as may properly come before the meeting or any adjournment thereof.

B Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Rocky Mountain Chocolate Factory, Inc.

Meeting Details
August 8, 2013, 10:00 a.m. (local time)
The DoubleTree Hotel, 501 Camino Del Rio, Durango, Colorado 81301

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints FRANKLIN E. CRAIL and TRACY D. WOJCIK, and each of them, as the undersigned's attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed below, all the shares of Common Stock of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. (the "Company") held of record by the undersigned on June 17, 2013, at the annual meeting of shareholders to be held on August 8, 2013 or any adjournment thereof.

Please mark boxes in black ink.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. **IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT'S NOMINEES FOR ELECTION AS DIRECTORS, FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN PC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2014, FOR THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, THREE YEARS FOR THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. 2007 EQUITY INCENTIVE PLAN, AND AS THE PROXY HOLDER MAY DETERMINE IN HIS OR HER DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.**

(Continued and to be voted on reverse side.)

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.